UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 14, 2004


                              Barnes Group Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware               1-04801                   06-0247840
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(State or other jurisdiction    (Commission               (IRS Employer
      of incorporation)         File Number)           Identification No.)


            123 Main Street          Bristol, CT             06010
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          (Address of principal executive offices)         (Zip Code)


                                (860) 583-7070
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              Registrant's telephone number, including area code

                                     N/A
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         (Former name or former address, if changed since last report)








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Item 7.    Financial Statements and Exhibits.
           The following exhibit is furnished pursuant to Item 12:

           Exhibit 99.1: Press Release issued April 14, 2004 announcing the first quarter financial results of operations for the period ending March 31, 2004.

Item 12.   Results of Operations and Financial Conditions.

           On April 14, 2004, Barnes Group Inc. issued a press release announcing the first quarter financial results of operations for the period ending March 31, 2004. A copy is attached hereto as
           Exhibit 99.1 and is incorporated herein by reference.

           The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2004              BARNES GROUP INC.
                                         (Registrant)

                                    By:/s/ William C. Denninger
                                       ------------------------
                                       William C. Denninger
                                       Senior Vice President and
                                       Chief Financial Officer


                                Exhibit Index

Exhibit No.          Document Description

   99.1              Press Release, dated April 14, 2004




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